UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2014 (April 22, 2014)

NATIONAL PENN BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-22537-01	23-2215075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Hamilton Street, Suite 1100 Allentown, PA 18101
(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former name or former address, if changed since last report)
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On April 22, 2014, the shareholders of National Penn Bancshares, Inc. held their annual meeting of shareholders. At that meeting, the President & Chief Executive Officer of National Penn made a presentation to shareholders. The text of this presentation is furnished in this report, pursuant to this Item 7.01, as Exhibit 99.1. The accompanying slide presentation is furnished in this report, pursuant to this Item 7.01, as Exhibit 99.2, and is incorporated herein by reference. No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit Number	Description

99.1	Text of President and CEO Presentation made at the National Penn Bancshares, Inc. annual meeting of shareholders on April 22, 2014 (furnished pursuant to Item 7.01 hereof).
99.2	Slide presentation made at the National Penn Bancshares, Inc. annual meeting of shareholders on April 22, 2014 (furnished pursuant to Item 7.01 hereof).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	April 29, 2014	By:	/s/ Scott V. Fainor
			Name:	Scott V. Fainor
			Title:	President and CEO

EXHIBIT INDEX

Number	Description
99.1	Text of President and CEO Presentation made at the National Penn Bancshares, Inc. annual meeting of shareholders on April 22, 2014 (furnished pursuant to Item 7.01 hereof).
99.2	Slide presentation made at the National Penn Bancshares, Inc. annual meeting of shareholders on April 22, 2014 (furnished pursuant to Item 7.01 hereof).